Federated Hermes Real Return Bond Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A (TICKER RRFAX)
CLASS C (TICKER RRFCX)
INSTITUTIONAL SHARES (TICKER RRFIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Subject to approval by the Board of Trustees of Federated Hermes Income Securities Trust (the “Board”) on behalf of Federated Hermes Real Return Bond Fund (the “Fund”), the Fund will make the following changes, effective on or about December 29, 2021:
1. The Fund will change its name from Federated Hermes Real Return Bond Fund to Federated Hermes Inflation Protected Securities Fund.
2. As part of the name change, the Fund will revise its current non-fundamental names rule policy (the “Names Rule”) to clarify the Fund’s focus on investing in inflation protected investments.
The Fund’s current Names Rule policy is:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in fixed-income investments.”
The Fund’s revised Names Rule policy, subject to Board approval, will be:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in inflation protected investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in inflation protected investments.”

3. The following language will be added in the section “Fund Summary Information,” under the sub-section entitled “What are the Fund’s Main Investment Strategies?” and in the section entitled “What are the Fund’s Investment Strategies?”
“The Adviser considers inflation protected investments to include inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. governments, their agencies or instrumentalities (such as Treasury Inflation Protected Securities, or “TIPS”), corporations and other issuers.”
There are no other changes in fund operations or investment strategy as a result of the name change and new Names Rule policy.
October 20, 2021

Federated Hermes Real Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455584 (10/21)
© 2021 Federated Hermes, Inc.